BRANDES INSTITUTIONAL EMERGING MARKETS FUND
Summary Prospectus

Class I Ticker Symbol: BEMIX Class S Ticker Symbol: BEMSX	January 31, 2011

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at http://www.brandesinstitutionalfunds.com/bemix/downloads.html.  You may also obtain this information at no cost by calling (800) 395-3807.  The Fund's Prospectus and Statement of Additional Information, both dated January 31, 2011, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Brandes Institutional Emerging Markets Fund (the “Emerging Markets Fund”) seeks long term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Emerging Markets Fund.

Shareholder Fees (fees paid directly from your investment)
	Class I	Class S
	None	None
Annual Fund Operating Expenses(1) (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.95%	0.95%
Distribution (12b-1) Fees	None	0.25%
Other Expenses(2)	0.38%	0.38%
Total Annual Fund Operating Expenses	1.33%	1.58%
Less Fee Waiver and/or Expense Reimbursement	-0.21%	-0.21%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.12%	1.37%

(1)  The Advisor has contractually agreed to limit the Emerging Markets Fund’s Class I and Class S annual operating expenses, including repayment of previous waivers, to 1.12% for Class I and 1.37% for Class S as percentages of the Fund’s average daily net assets through January 31, 2012 (the “Expense Caps”).  The Expense Caps may be terminated at any time by the Board of Trustees upon 60 days notice to the Advisor, or by the Advisor with the consent of the Board.

(2)  Other Expenses are based on estimated customary Fund expenses for the current fiscal year.

Example

This Example is intended to help you compare the costs of investing in the Emerging Markets Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Funds’ operating expenses remain the same (taking into account the contractual expense limitation for 1 year).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class I	$114	$401
Class S	$139	$478

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

Principal Investment Strategies

Under normal market conditions, the Emerging Markets Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies located in emerging markets.  Equity securities include common and preferred stocks, warrants, convertible securities and shares of exchange traded funds (“ETFs”).  ETFs are investment companies that invest in portfolios of securities designed to track particular market segments or indices, the shares of which are bought and sold on securities exchanges.  Emerging markets include some or all of the countries located in each of the following regions: Asia, Europe, Central and South America, Africa and the Middle East.  The Advisor considers an emerging market country to be any country which is in the Morgan Stanley Capital International Emerging Markets Index (“MSCI EM Index”) or any country that, in the opinion of the Advisor, is generally considered to be an emerging market country by the international financial community.

When buying equity securities, the Advisor looks for the “intrinsic” value of a company based on measurable data such as a company’s earnings, book value, and cash flow, for instance.  By buying equity securities in what it believes are favorable prices, the Advisor looks for the potential for appreciation over the business cycle, and for a margin of safety against price declines.  The Advisor may sell a security when its price reaches a target set by the Advisor, if the Advisor believes that other investments are more attractive, or for other reasons.

Principal Investment Risks

Because the values of the Emerging Markets Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Emerging Markets Fund.  You could lose money on your investment in the Emerging Markets Fund, or the Emerging Markets Fund could underperform other investments.  Principal risks of the Emerging Markets Fund are as follows:

•	Stock Risks – The values of the Emerging Markets Fund’s investments fluctuate in response to the activities of individual companies and general stock market and economic conditions.

•
Foreign Securities and Emerging Markets Risks – In addition, the performance of foreign securities depends on the political and economic environments and other overall economic conditions in the countries where the Emerging Markets Fund invests.  Emerging markets involve greater risk and volatility than more developed markets.  Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar.  Certain of these currencies have experienced, and may experience in the future, substantial fluctuations or a steady devaluation relative to the U.S. dollar.

•
Medium and Small-Cap Company Risk – Securities of medium-cap and small-cap companies may possess comparatively greater price volatility and less liquidity than the securities of companies that have larger market capitalizations and/or that are traded on major stock exchanges.

•	Interest Rate Risks – The values of the Emerging Markets Fund’s convertible securities are also affected by interest rates; if rates rise, the values of convertible securities may fall.

•
Value Securities Risks – The Emerging Markets Fund may invest in value securities, which are securities of companies that may have experienced adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued.  There is a risk that it may take longer than expected for the value of these investments to rise to the anticipated value.

•
ETF Risk – ETFs may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held.  Shareholders of the Fund will indirectly be subject to the fees and expenses of the individual ETFs in which the Fund invests.

Performance

The following performance information provides some indication of the risks of investing in the Emerging Markets Fund.  The bar chart below illustrates how the Fund’s total returns have varied from year to year.  The table below compares the Fund’s total return over time to a broad-based securities index.  The chart and table assume reinvestment of dividends and distributions.  Of course, past performance, before and after taxes, does not indicate how the Emerging Markets Fund will perform in the future.  Updated performance is available on the Fund’s website www.brandesinstitutionalfunds.com.

Brandes Institutional Emerging Markets Fund
Year-by-Year Total Returns as of December 31, 2010
for Class I Shares

Best Quarter	Q2	2009	43.09%
Worst Quarter	Q4	2008	-26.72%

Brandes Institutional Emerging Markets Fund
Average Annual Total Returns
For periods ending December 31, 2010
Brandes Institutional Emerging Markets Fund	1 Year	5 Years	10 Years
Class I Shares
Return Before Taxes	18.24%	14.86%	16.84%
Return After Taxes on Distributions	N/A	N/A	N/A
Return After Taxes on Distributions and Sale of Fund Shares	N/A	N/A	N/A
Class S Shares
Return Before Taxes	17.95%	14.61%	16.64%
MSCI Emerging Markets Index (reflects no deduction for fees, expenses or taxes)	19.20%	13.11%	16.23%

The Class I performance information shown for periods before January 31, 2011 is that of a private investment fund managed by the Advisor that is the predecessor of the Fund, not adjusted for Fund expenses.  Performance shown for the Class S shares reflects the performance of the private investment fund shares adjusted to reflect Class S expenses.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  After-tax returns are shown for Class I shares only.  After-tax returns for Class S shares will vary from those shown above for Class I shares.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are exempt from tax or hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

More on the Emerging Market Fund’s Performance

Prior to January 31, 2011, the Advisor managed a private investment fund with an investment objective, investment policies and strategies that were, in all material respects, equivalent to those of the Emerging Markets Fund.  The performance information shown for the Emerging Markets Fund’s Class I for periods before January 31, 2011 is that of the private investment fund and reflects the net expenses of the private investment fund, which were higher than the Emerging Markets Fund’s Class I current net expenses.  (Performance shown for the Class S shares reflects the performance of the private investment fund shares adjusted to reflect Class S expenses.)  The performance of the private investment fund prior to January 31, 2011 is based on calculations that are different than the standardized method of calculations presented by the SEC.  If the private investment fund’s performance had been readjusted to reflect Class I expenses, the performance would have been higher.  The private investment fund was not registered under the Investment Company Act of 1940 (“1940 Act”) and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, which, if applicable, may have adversely affected its performance.

Management

Investment Advisor. Brandes Investment Partners, L.P.

Portfolio Managers.
Portfolio Managers	Position with Advisor	Managed the Fund Since:
Al Chan	Director – Private Client Portfolio Management and Emerging Markets Investment Committee Voting Member	2011
Doug Edman	Director – Investments and Emerging Markets Investment Committee Voting Member	2011
Christopher Garrett	Institutional Portfolio Manager and Emerging Markets Investment Committee Voting Member	2011
Louis Lau	Senior Analyst and Emerging Markets Investment Committee Voting Member	2011
Steven Leonard	Senior Analyst and Emerging Markets Investment Committee Voting Member	2011
Greg Rippel	Senior Analyst and Emerging Markets Investment Committee Voting Member	2011
Gerardo Zamorano	Director – Investments and Emerging Markets Investment Committee Voting Member	2011

Purchase and Sale of Fund Shares

You may purchase or redeem Fund shares on any business day by written request via mail (Brandes Institutional Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53201-0701), by wire transfer, by telephone at (800) 395-3807, or through a financial intermediary.  The minimum initial investment in the Fund is $1 million.  There is no minimum for subsequent investments.

Tax Information

The Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Distributions on investments made through tax deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.